     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 5, 1998

                                                            File Nos. 333-______

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                             SELECT ADVISORS TRUST A
               (Exact Name of Registrant as Specified in Charter)

           Registrant's Area Code and Telephone Number: (513) 361-7900

                        311 PIKE STREET, CINCINNATI, OHIO
                                      45202
                    (Address of Principal Executive Offices)

                                 ANDREW S. JOSEF
                         INVESTORS BANK & TRUST COMPANY
                200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02116
                     (Name and Address of Agent for Service)

                                   copies to:

            Mark H. Longenecker, Esq.
            Karen M. McLaughlin, Esq.
            Frost & Jacobs LLP                       Edward G. Harness, Jr.
            2500 East 5th Street                     Touchstone Securities, Inc.
            P.O. Box 5715                            311 Pike Street
            Cincinnati, Ohio 45201-5715              Cincinnati, Ohio  45202

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this Registration Statement.

Title of Securities Being Registered: Class C Shares of Beneficial Interest

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

================================================================================

         The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement will thereafter becomes effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                             SELECT ADVISORS TRUST A
                                    FORM N-14
                              CROSS REFERENCE SHEET

Part A

ITEM NO.                                                          HEADINGS IN PROXY STATEMENT/PROSPECTUS OR SAI
 1. Beginning of Registration Statement and Outside
    Front Cover of Prospectus...................................  Front Cover

 2. Beginning and Outside Back Cover of Prospectus..............  Table of Contents; Available
                                                                  Information

 3. Synopsis Information and Risk Factors.......................  Summary; Risk Factors

 4. Information About the Transaction...........................  Front Cover; Summary;
                                                                  The Proposed Reorganization

 5. Information About the Registrant............................  Prospectus of Select Advisors
                                                                  Trust A, dated May 1, 1998

 6. Information About the
    Company Being Acquired......................................  Prospectus of Select Advisors
                                                                  Trust C, dated May 1, 1998

 7. Voting Information..........................................  Introduction and Voting
                                                                  Information

 8. Interest of Certain Persons and Experts.....................  Interests of Certain Persons in
                                                                  the Reorganization; Miscellaneous

 9. Additional Information Required for Reoffering
    by Persons Deemed to be Underwriters........................  Not applicable

Part B

10. Cover Page .................................................  Cover Page

11. Table of Contents ..........................................  Cover Page

12. Additional Information About the Registrant ................  Statement of Additional
                                                                  Information of Select Advisors
                                                                  Trust A, dated May 1, 1998

13. Additional Information About
    the Company Being Acquired..................................  Statement of Additional
                                                                  Information of Select Advisors
                                                                  Trust C, dated May 1, 1998

14. Financial Statements........................................  Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           TOUCHSTONE FAMILY OF FUNDS

                            SELECT ADVISORS TRUST C

                                                                 October 1, 1998

Dear Shareholder:

     I am writing to ask for your support of an important proposal affecting your Fund.

     Your Fund is a part of Select Advisors Trust C ("Trust C"). After careful consideration, the Board of Trustees of Trust C has unanimously voted in favor of combining Trust C with Select Advisors Trust A ("Trust A"). By combining Trust C with Trust A, your Fund should experience lower operating expenses from a simplified organizational structure (your fund is currently part of a more complicated Hub and Spoke(R) structure).

     You are being asked to approve the combination of your Fund (a "Trust C Fund") with the corresponding fund (each a "Trust A Fund") of Trust A. Please note that by voting "FOR" this proposal, you will not be affecting the value of your investment. You will still own the same number of shares. You will be exposed to no additional investment risk because the investment objective of your Fund and the policies governing the investment of your assets will not change. All costs of the reorganization will be paid by Touchstone Advisors, Inc. (your fund advisor) at absolutely no cost to you. There will be no tax consequences to you as a result of the combination of Trust A and Trust C.

     The proposal will be voted on at an upcoming Special Meeting of Shareholders on Thursday, October 29, 1998. You may vote on this proposal by mail (using the enclosed Proxy Card), fax or in person. PLEASE TAKE A FEW MINUTES TO REVIEW THE ENCLOSED MATERIALS AND RETURN THE PROXY CARD TODAY. If you have any questions or need any help in voting your shares, please call us toll-free at 1-800-669-2796.

     The Board of Trustees of Trust C believes this reorganization is in each Fund's and your best interests. I encourage you to vote "FOR" the proposed reorganization as I believe this will enable us to better serve your needs.

     Thank you for investing with Touchstone and for your continued support.

                                          Sincerely,

                                          Edward G. Harness, Jr.
                                          President

                   IMPORTANT INFORMATION YOU SHOULD CONSIDER

     The following is a brief summary of some issues that may be important to you. As is true with any summary, you may have additional concerns or questions that may not be adequately addressed by this summary. As a result, this summary is qualified in its entirety by the more detailed information contained elsewhere in this document, or incorporated into this document. We strongly encourage you to read this entire Proxy Statement/Prospectus for a more detailed description of the proposed reorganization of Trust C. Please read all materials before voting.

PROPOSAL IMPACT

HOW DOES THE PROPOSAL AFFECT ME?

     If the proposed reorganization is approved, the potential benefits include:

     - Lower Fund operating expenses: Your Fund should experience lower operating expenses (such as auditing fees and printing costs) due to the simplified organizational structure.

     - Simplified reporting: Reporting on your Fund should be less complicated as there will be fewer entities, resulting in disclosures that are easier to understand.

     In addition, the proposed reorganization will generally not affect your financial situation:

     - No cost to you: Touchstone Advisors (your Fund advisor) will pay all costs relating to the reorganization.

     - No tax consequences to you:  The exchange of shares will be tax free.

     - No change in the number of shares you own: You will receive Class C shares of Trust A equal to the number of Trust C Fund shares you owned.

     - No change in your account value.

WILL THE DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE RIGHTS CHANGE AS A RESULT OF THE REORGANIZATION?

     No. Class C shares of each Trust A Fund will have the same distribution, purchase, redemption and exchange policies and procedures as your Trust C Fund shares.

ARE THE TRUST A FUNDS RISKIER THAN THE TRUST C FUNDS?

     No. Each set of corresponding Funds has the same investment policies, procedures and strategies.

WILL I REALIZE INCOME OR CAPITAL GAINS FOR FEDERAL TAX PURPOSES AS A RESULT OF THE REORGANIZATION?

     No. The exchange of shares in the reorganization will be tax free. We will obtain a tax opinion confirming that the reorganization will not be a taxable event for you for federal income tax purposes. Your tax basis and holding period for your shares will be unchanged.

THE PROPOSED REORGANIZATION

WHY IS THIS REORGANIZATION BEING PROPOSED?

     The current mutual fund complex is a Hub and Spoke(R) structure made up of three entities: the Hub Portfolio, Trust A and Trust C. Currently, each Trust A Fund and each Trust C Fund invests its assets in a Hub Portfolio, where they are managed collectively. The proposed reorganization will result in only one surviving entity, Trust A, which will invest the collective assets directly. The Board of Trustees of Trust C has unanimously voted to approve this reorganization.

HOW WILL THE REORGANIZATION BE ACCOMPLISHED?

     First, each Trust A Fund and each Trust C Fund will withdraw all of their respective assets from the corresponding Hub Portfolio. Next, each Trust C Fund will exchange its assets for Class C shares in the corresponding Trust A Fund. Each Trust C Fund will then distribute these Class C shares of Trust A to you -- the Trust C shareholders. Please note that the value of your account will not change as a result of this reorganization.

WHEN WILL THE REORGANIZATION TAKE PLACE?

     Subject to receiving shareholder approval, the reorganization is expected to take place after the close of business on December 31, 1998.

VOTING

WHAT IS THE PURPOSE OF THE UPCOMING MEETING?

     The Board of Trustees has recommended combining each Trust C Fund with the corresponding Trust A Fund. This combination requires shareholder approval. The shareholder meeting will be held on Thursday, October 29, 1998 at 10:00 a.m., Eastern time, at the offices of the Funds, 311 Pike Street, Cincinnati, OH 45202. Shareholders of record as of the close of business on September 24, 1998 are eligible to vote.

HOW DO I VOTE MY SHARES?

     You may vote by mail, fax or in person at the Special Meeting.

     - By mail: Complete, sign and mail the enclosed Proxy Card to us in the postage-paid envelope that has been provided.

     - By fax:  Complete and sign the enclosed Proxy Card and fax both sides to
                      .

     - In person:  Attend and vote your shares at the Meeting.

     Your shares will be voted exactly as you tell us. If you simply sign the card and return it, we will follow the recommendation of the Board of Trustees and vote "FOR" the reorganization.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

     Yes. A proxy can be revoked at any time by writing to us, by sending us another later dated proxy or by attending the meeting and voting in person. Even if you plan to attend the meeting, we ask that you return the enclosed proxy card. Doing so will help ensure that the meeting is not delayed.

FOR MORE INFORMATION

WHERE CAN I GET MORE INFORMATION ABOUT THE FUNDS?

     A copy of the Trust A Funds' Prospectus accompanies this Proxy Statement. If you would like a copy of the Trust C Funds' Prospectus or either the Trust A Funds' or Trust C Funds' Statement of Additional Information, or most recent Annual Report or Semi-Annual Report to Shareholders, you can contact the Touchstone Family of Funds at 1-800-669-2796.

ALL OTHER QUESTIONS

     For any other questions you may have, please contact the Touchstone Family of Funds at 1-800-669-2796.

                            SELECT ADVISORS TRUST C

                       Touchstone Emerging Growth Fund C
                     Touchstone International Equity Fund C
                      Touchstone Income Opportunity Fund C
                          Touchstone Value Plus Fund C
                       Touchstone Growth & Income Fund C
                           Touchstone Balanced Fund C
                             Touchstone Bond Fund C

                                311 Pike Street
                             Cincinnati, Ohio 45202
                                 (800) 669-2796

                           NOTICE OF SPECIAL MEETING

     Notice is hereby given that a Special Meeting (the "Special Meeting") of shareholders of each of Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C (each a "Trust C Fund", and collectively the "Trust C Funds"), each a series of Select Advisors Trust C ("Trust C"), a Massachusetts business trust, will be held on October 29, 1998, at 10:00 a.m., Eastern Time, at the offices of Trust C, 311 Pike Street, Cincinnati, Ohio 45202. At the Special Meeting, shareholders of each Trust C Fund will each be asked to consider and vote upon the following proposal:

          1. To approve an Agreement and Plan of Reorganization and Liquidation and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of each Trust C Fund to the corresponding series of Select Advisors Trust A (a "Trust A Fund"), in exchange for Class C shares of such Trust A Fund, and (b) the distribution of such Trust A Fund's Class C shares to the shareholders of such Trust C Fund.

     Shareholders of record at the close of business on September 24, 1998, are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) so that your shares of the Trust C Funds may be voted in accordance with your instructions. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Trustees.

                                          Andrew S. Josef
                                          Secretary

Cincinnati, Ohio
October 1, 1998

                SELECT ADVISORS TRUST C                                   SELECT ADVISORS TRUST A
                                                                  (Class C Shares of Beneficial Interest)
           Touchstone Emerging Growth Fund C                         Touchstone Emerging Growth Fund A
         Touchstone International Equity Fund C                    Touchstone International Equity Fund A
          Touchstone Income Opportunity Fund C                      Touchstone Income Opportunity Fund A
              Touchstone Value Plus Fund C                              Touchstone Value Plus Fund A
           Touchstone Growth & Income Fund C                         Touchstone Growth & Income Fund A
               Touchstone Balanced Fund C                                Touchstone Balanced Fund A
                 Touchstone Bond Fund C                                    Touchstone Bond Fund A
                    PROXY STATEMENT                                              PROSPECTUS

                                311 Pike Street
                             Cincinnati, Ohio 45202
                                 (800) 669-2796
                            ------------------------

    This Proxy Statement/Prospectus, which you should read carefully and keep for future reference, contains information that a prospective investor should know before voting. It is being furnished to the shareholders of each of Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C (each a "Trust C Fund, and collectively the "Trust C Funds"), each a series of Select Advisors Trust C ("Trust C"), a Massachusetts business trust, in connection with a proposed transaction (the "Reorganization") whereby the Hub and Spoke(R) structure in which the Trust C Funds presently operate as spokes would be collapsed into a single mutual fund with separate classes of shares, one class of which would have a distribution system and fee structure (including a Rule 12b-1 fee) (the "Class C shares") identical to that of the Trust C Funds, and a second class which would have a distribution system and fee structure (including a Rule 12b-1 fee) identical to that of each of the Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A (each a "Trust A Fund, and collectively the "Trust A Funds"), each a series of Select Advisors Trust A ("Trust A"), a Massachusetts business trust. Each Trust A Fund presently operates as a second spoke of the Hub and Spoke(R) structure. Each Trust C Fund and Trust A Fund currently invests all of its respective investable assets in a corresponding portfolio (each a "Hub Portfolio") of Select Advisors Portfolios (the "Hub Portfolios Trust").

    In the Reorganization, each Trust A Fund would acquire all of the assets (subject to the liabilities) of the corresponding Trust C Fund in exchange for such Trust A Fund's Class C shares. Class C shares of a Trust A Fund so received by each Trust C Fund would be distributed pro rata to shareholders of the Trust C Fund, and the Trust C Fund would be dissolved. As a result of the Reorganization, each shareholder of a Trust C Fund would receive, in exchange for the shares of the Trust C Fund owned by such shareholder, an equal number of the corresponding Trust A Fund's Class C shares. Following the proposed Reorganization, the assets of each Trust C Fund acquired by the corresponding Trust A Fund would continue to be managed under the Trust C Fund's current investment objective and pursuant to its current investment programs and policies, except that, rather than attempting to achieve this investment objective by investing all of the investable assets in a Hub Portfolio, Trust A, on behalf of each Trust A Fund, would attempt to achieve this objective by retaining an investment advisor and sub-advisors to directly manage those assets, together with such Trust A Fund's other assets. Touchstone Advisors, Inc. (the "Advisor"), the current investment advisor to each Hub Portfolio, would continue to serve as the investment advisor to each Trust A Fund pursuant to the terms of an investment advisory agreement substantively identical (including advisory fees provided thereunder) to the current Investment Advisory Agreement by and between the Advisor and the Hub Portfolios Trust (on behalf of each Hub Portfolio), dated September 9, 1994, as amended. It is also anticipated that each investment sub-advisor (each a "Portfolio Advisor") that currently provides investment advisory services to a Hub Portfolio would continue to serve as the Portfolio Advisor to each corresponding Trust A Fund pursuant to the terms of an investment sub-advisory agreement substantively identical (including fees provided thereunder to be paid by the Advisor) to the current respective Investment Sub-Advisory Agreements by and between the Advisor and each Portfolio Advisor.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
        STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

    THE SHARES OF THE TRUST A FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    Upon request and at no cost to a requesting shareholder, Trust C will mail, by first class mail, copies of its Annual Report to Shareholders dated December 31, 1997 and its Semi-Annual Report to Shareholders dated June 30, 1998. Requests should be directed to Trust C at the address or telephone number provided above.

    Additional information about Trust A and Trust C has been filed with the Securities and Exchange Commission (the "Commission") and is available upon oral or written request and without charge. See "Available Information" below.

    This Proxy Statement/Prospectus is first being mailed to shareholders on or about October 1, 1998.

         The date of this Proxy Statement/Prospectus is October 1, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
AVAILABLE INFORMATION.......................................    1
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............    1
INTRODUCTION AND VOTING INFORMATION.........................    1
  Solicitation..............................................    1
  Purpose of Meeting........................................    2
  Quorum and Voting.........................................    2
  Adjournment...............................................    2
INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION..........    3
RECOMMENDATION OF BOARD OF TRUSTEES.........................    4
PRO FORMA EXPENSE INFORMATION...............................    5
SUMMARY.....................................................    8
  Introduction..............................................    8
  Proposed Reorganization...................................    8
  Comparison of Shares of Trust C Funds to Class C shares of
     Trust A Funds..........................................    9
  Tax Consequences..........................................   10
RISK FACTORS................................................   10
THE PROPOSED REORGANIZATION.................................   10
  Plan of Reorganization and Liquidation....................   10
  Reasons for the Proposed Reorganization...................   11
  Description of Class C Shares of each Trust A Fund........   12
  Tax Considerations........................................   13
  Capitalization............................................   14
MISCELLANEOUS...............................................   14
  Principal Shareholders....................................   14
  Interests of Experts and Counsel..........................   14
  Costs of Solicitation.....................................   14
  Shareholder Meetings......................................   15
APPENDIX A -- Agreement and Plan of Reorganization and
  Liquidation...............................................   16

                             AVAILABLE INFORMATION

     Trust A has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Class C shares of each Trust A Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus and the accompanying Statement of Additional Information omit certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     Trust A and Trust C are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and as such file reports and other information with the Commission. Reports, proxy statements and other information filed with the Commission can be inspected and copied at the Public Reference Facilities of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized by Trust C or Trust A. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Trust C or Trust A subsequent to the date of this Proxy Statement/Prospectus.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     A Statement of Additional Information, dated October 1, 1998, relating to the proposed Reorganization described in this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Commission and is incorporated by reference herein. A copy of the Reorganization SAI may be obtained without charge by writing to or calling Trust A at the above address or telephone number. The Trust C Funds' current Prospectus dated May 1, 1998, as supplemented to date (the "Trust C Prospectus") has been filed with the Commission as part of Post-Effective Amendment No. 6 to Trust C's Registration Statement on Form N-1A (1933 Act Reg. No. 33-76146; 1940 Act File No. 811-8404), and is incorporated by reference herein. The Trust A Funds' current Prospectus dated May 1, 1998, as supplemented to date (the "Trust A Prospectus") has been filed with the Commission as part of Post-Effective Amendment No. 6 to Trust A's Registration Statement on Form N-1A (1933 Act Reg. No. 33-75764; 1940 Act File No. 811-8380), and is incorporated by reference herein. A copy of the Trust A Prospectus accompanies this Proxy Statement/Prospectus.

     All information contained in this Proxy Statement/Prospectus relating to Trust C and/or the Trust C Funds has been supplied by Trust C, and all information relating to Trust A and/or the Trust A Funds has been supplied by Trust A.

                      INTRODUCTION AND VOTING INFORMATION

SOLICITATION

     This Proxy Statement/Prospectus is being furnished to the shareholders of each Trust C Fund in connection with the solicitation of proxies by Trust C's Board of Trustees to be used at a Special Meeting of

Shareholders (the "Special Meeting") to be held on Thursday, October 29, 1998 at 10:00 a.m., Eastern time, at the offices of Trust C, 311 Pike Street, Cincinnati, Ohio 45202.

PURPOSE OF MEETING

     The purpose of the Special Meeting is to consider and vote upon an Agreement and Plan of Reorganization and Liquidation (the "Plan") pursuant to which each Trust C Fund would be reorganized into a specially-designated class of shares of beneficial interest of the corresponding Trust A Fund. A copy of the proposed Plan is attached as Appendix A to this Proxy Statement/Prospectus.

QUORUM AND VOTING

     The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of all shares of each Trust C Fund entitled to vote on a matter constitutes a quorum for the transaction of business by that Fund.

     Broker non-votes are proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote. In tabulating votes on any matter, abstentions and broker non-votes will be counted as represented for purposes of determining the presence or absence of a quorum, and as such will have the effect of a no vote for purposes of Proposal 1.

     Shares represented by properly executed proxies received by Trust C will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified on a signed proxy received from a shareholder, the shares will be voted "FOR" Proposal 1. A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Trust C or by delivering a duly executed proxy bearing a later date.

     Shareholders of record at the close of business on September 24, 1998 (the "Record Date") will be entitled to one vote on each matter presented for each share so held. The number of shares of beneficial interest of each Trust C Fund outstanding on that date is set forth below.

                            FUND                              NUMBER OF SHARES OUTSTANDING
                            ----                              ----------------------------
Touchstone Emerging Growth Fund C...........................
Touchstone International Equity Fund C......................
Touchstone Income Opportunity Fund C........................
Touchstone Value Plus Fund C................................
Touchstone Growth & Income Fund C...........................
Touchstone Balanced Fund C..................................
Touchstone Bond Fund C......................................

     To be approved, the Plan and the Reorganization contemplated thereby will require the affirmative vote of "a majority of the outstanding voting securities" of each Trust C Fund, as that term is defined in the 1940 Act. A majority of the outstanding voting securities means the lesser of (1) 67% or more of a Trust C Fund's shares present at a meeting, if shareholders who are the owners of more than 50% of such Fund's shares then outstanding are present in person or by proxy; or (2) more than 50% of a Trust C Fund's outstanding shares.

ADJOURNMENT

     In the event that sufficient votes in favor of Proposal 1 are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. The Special Meeting also may be adjourned in the event certain issues under the 1940 Act relating to the transactions contemplated by the Plan have not been resolved to the mutual satisfaction of Trust A and Trust C by the scheduled time of the Special Meeting. See "The Proposed Reorganization -- Agreement and Plan of Reorganization and Liquidation."

Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against such proposal.

               INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

     Trust C presently is part of a two tiered, master/feeder mutual fund complex known as a Hub and Spoke(R) structure. In this structure, each Trust C Fund (each of which sometimes is referred to as a spoke) invests all of its investable assets in the corresponding Hub Portfolio. In theory, other investment vehicles, such as other investment companies, retirement plans, trust accounts, and other entities, could become additional spokes of a Hub Portfolio and invest assets in such Hub Portfolio. At the Hub Portfolio level, assets so invested would be aggregated with assets invested by other spokes and would be commonly managed. Like each Trust C Fund, each Trust A Fund is a mutual fund which invests all of its investable assets in the corresponding Hub Portfolio.

     Each Trust A Fund's capital structure presently consists of a single class of shares of beneficial interest. However, the Board of Trustees of Trust A has adopted an operating plan and taken other actions necessary to retitle (without altering the rights and privileges) each Trust A Fund's presently authorized class of shares of beneficial interest as Class A shares of beneficial interest (the "Class A shares"), and to designate other classes of shares, Class C shares of beneficial interest (the "Class C shares") and Class Y shares of beneficial interest (the "Class Y shares"), within each Trust A Fund. The Reorganization involves the collapsing of the Hub and Spoke(R) structure into the multi-class structure of Trust A (which would then be renamed to eliminate the "A" designation), and eliminating each Hub Portfolio, each Trust C Fund and the respective investment companies of which they are series. Following the Reorganization, all of the assets of each Trust C Fund and the corresponding Trust A Fund presently invested in the corresponding Hub Portfolio would be held by the Trust A Fund, all of the presently outstanding shares of the Trust C Fund would be converted into an equal number of the Trust A Fund's Class C shares, and all of the currently outstanding shares of the Trust A Fund would be designated as such Trust A Fund's Class A shares (but would not otherwise be affected).

     Under the present Hub and Spoke(R) structure, the Advisor, the Portfolio Advisors, Investors Bank & Trust Company ("Investors Bank") and
each provide various services to the Hub Portfolios, the Trust C Funds and the Trust A Funds, and receive fees for doing so (see the section of the accompanying Trust C Prospectus captioned "Management of the Trust and the Funds" for a detailed description of such services and their related compensation). It is anticipated that, following the Reorganization, the
Advisor, each Portfolio Advisor, Investors Bank and                will continue
to provide comparable services to the Trust A Funds with respect to both the Class C shares and the Class A shares of each Trust A Fund for the same or lower fees as presently paid in the aggregate by the Hub Portfolios, the Trust A Funds and the Trust C Funds, as the case may be, all pursuant to new agreements to be executed between Trust A (on behalf of each Trust A Fund) and the Advisor, each
Portfolio Advisor, Investors Bank and                , as the case may be, with
terms substantively identical to the current service agreements relating to such services.

     It is anticipated that the Reorganization will result in an overall reduction in the expenses that will be allocated to Class C shares and Class A shares of each Trust A Fund. It should be noted, however, that Touchstone Advisors has voluntarily agreed (the "Sponsor Agreement") to "cap" the operating expenses of each Trust C Fund and each Trust A Fund and the corresponding Portfolios by waiving or reimbursing certain of those expenses, and has agreed that upon consummation of the Reorganization it will continue, for a time, to "cap" the operating expenses of Class C shares and Class A shares of each Trust A Fund, all as set forth below under "Pro Forma Expense Information." This means that while such waivers or reimbursements continue, a reduction of each Trust A Fund's expenses will benefit Touchstone Advisors to the extent that it reduces the amount that must be waived or reimbursed. Nevertheless, if (i) the Reorganization reduces the expenses of a Trust A Fund such that its total operating expenses fall below the level at which Touchstone Advisors has agreed to cap such expenses, or (ii) Touchstone Advisors decides to stop waiving or reimbursing a Fund's operating expenses, any reduction in the expenses allocated to Class C shares and Class A shares of each Trust A Fund that may result from the Reorganization will directly benefit shareholders.

     The Sponsor Agreement may be terminated, by Touchstone Advisors at the end of any calendar quarter, or by Trust A or Trust C on not less than 30 days' prior written notice. Touchstone Advisors has advised Trust A and Trust C that it will continue the Sponsor Agreement through at least December 31, 1999.

     It is also possible that the Reorganization potentially could, by making investment in each Trust A Fund's Class A and Class C shares more attractive as compared to investment in shares of the Trust C Funds and the Trust A Funds, indirectly cause an increase in the total assets invested in the complex. Because certain of the service fees payable to the Advisor, the Portfolio
Advisors, Investors Bank and                are based on average daily net
assets, the increased asset size could result in greater fees payable to such parties over the long term. Each such party may be deemed to have an indirect financial interest in the Reorganization by virtue of the potential increase in assets and related potential increase in fees payable to them.

     The following table shows the percentage of outstanding shares of each Trust A Fund and each Trust C Fund owned of record by Western-Southern Life Assurance Company ("the Company") or The Western and Southern Life Insurance Company ("Western Southern Life"), each an affiliate of the Advisor, on [June 16], 1998. Each is organized under the laws of the State of Ohio and their principal offices are located at 400 Broadway, Cincinnati, Ohio 45202.

TRUST C FUND                                              COMPANY    WESTERN SOUTHERN LIFE
------------                                              -------    ---------------------
Emerging Growth Fund C..................................   55.69%             0.00%
International Equity Fund C.............................   69.71%             0.00%
Income Opportunity Fund C...............................   34.12%             0.00%
Value Plus Fund C.......................................    0.00%            99.76%
Growth & Income Fund C..................................    7.88%             0.00%
Balanced Fund C.........................................   52.70%             0.00%
Bond Fund C.............................................   13.79%             0.00%

     Since the Company or Western Southern Life owns more than 5% of the outstanding shares of each Trust C Fund, each arguably would have the ability to influence the proposed Reorganization based on its ownership of shares of a Trust C Fund.

     In order to address the policy concerns underlying Section 17(a) of the 1940 Act and Rule 17a-8 promulgated thereunder with respect to the influence of persons affiliated with an investment company due to share ownership, each of the Company and Western Southern Life has agreed to vote the shares of any Trust C Fund that it owns in the same proportion as the vote of all other shareholders of the relevant Trust C Fund. By so "echo voting," the Company and Western Southern Life will, in effect, allow the remaining Trust C shareholders to approve or disapprove the proposed Reorganization. This method of voting ensures that neither the Company nor Western Southern Life will improperly influence Trust C, any Trust C Fund or the terms of the proposed Reorganization.

     For a listing of persons and entities owning beneficially or of record 5% or more of the shares of each Class C Fund outstanding and entitled to vote at the Special Meeting, see the section of this Proxy Statement/ Prospectus captioned "Miscellaneous -- Principal Shareholders."

                      RECOMMENDATION OF BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES OF TRUST C UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST C FUND VOTE "FOR" APPROVAL OF THE PLAN. In doing so, the Trustees have acted in what they believe to be the best interests of the shareholders of each Trust C Fund, and have determined that the interests of the existing shareholders of each Trust C Fund will not be diluted as a result of the proposed Reorganization.

                         PRO FORMA EXPENSE INFORMATION

     The following tables provide: (1) a summary of expenses relating to purchases and sales of shares of each Trust C Fund, and the aggregate annual operating expenses for each Trust C Fund [and the corresponding Hub Portfolio], as a percentage of average net assets of each Trust C Fund; (2) the pro forma comparison of expenses estimated with respect to purchases and sales of the Class C shares of each Trust A Fund, and the annual operating expenses of each Trust A Fund allocated to the Class C shares, as a percentage of average net assets allocated to the Class C shares; (3) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Trust C Fund; and (4) a pro forma comparison of the example illustrating the dollar cost of the pro forma estimated expenses of the Class C shares of the corresponding Trust A Fund. Shares of each Trust C Fund are sold, and Class C shares of each Trust A Fund will be sold, without an initial sales charge.

EACH TRUST C FUND

SHAREHOLDER                       VALUE   EMERGING   INTERNATIONAL   GROWTH &                INCOME
TRANSACTION                       PLUS     GROWTH       EQUITY        INCOME    BALANCED   OPPORTUNITY   BOND
EXPENSES                          FUND*     FUND         FUND          FUND       FUND        FUND       FUND
-----------                       -----   --------   -------------   --------   --------   -----------   -----
Maximum Sales Charge(1).........  None       None        None          None       None        None        None
  Annual Fund Operating Expenses
    (as a percentage of average
    daily net assets)
Advisory Fee....................  0.75%      0.80%       0.95%         0.80%      0.80%       0.65%       0.55%
Rule 12b-1 Fees.................  1.00%      1.00%       1.00%         1.00%      1.00%       1.00%       1.00%
Other Expenses(2) (before waiver
  or reimbursement).............  1.85%      4.91%,      3.63%         5.89%      4.37%       3.73%      11.00%
                                  ----     ------        ----          ----       ----        ----       -----
Total Operating Expenses(2)
  (before waiver or
  reimbursement)................  3.60%      6.71%       5.58%         7.64%      6.17%       5.38%      12.55%
                                  ====     ======        ====          ====       ====        ====       =====

CLASS C SHARES OF EACH TRUST A FUND

SHAREHOLDER                       VALUE   EMERGING   INTERNATIONAL   GROWTH &                INCOME
TRANSACTION                       PLUS     GROWTH       EQUITY        INCOME    BALANCED   OPPORTUNITY   BOND
EXPENSES                          FUND*     FUND         FUND          FUND       FUND        FUND       FUND
-----------                       -----   --------   -------------   --------   --------   -----------   ----
Maximum Sales Charge(1).........  None      None         None          None       None        None       None
  Annual Fund Operating Expenses
    (as a percentage of average
    daily net assets)
Advisory Fee....................  0.75%     0.80%        0.95%         0.80%      0.80%       0.65%      0.55%
Rule 12b-1 Fees.................  1.00%     1.00%        1.00%         1.00%      1.00%       1.00%      1.00%
Other Expenses(2) (before waiver
  or reimbursement).............      %         %            %             %          %           %          %
                                  ----      ----         ----          ----       ----        ----       ----
Total Operating Expenses(2)
  (before waiver or
  reimbursement)................      %         %            %             %          %           %          %
                                  ====      ====         ====          ====       ====        ====       ====

---------------
  * Expenses for the Touchstone Value Plus Fund of Trust C and the corresponding Hub Portfolio and for the Class C shares of the Value Plus Fund of Trust A are expressed as a percentage of such Fund's projected average daily net assets and are based on estimates of expenses to be incurred during the fiscal year ending December 31, 1998.

(1) A contingent deferred sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

(2) The "Total Operating Expenses" charged to each Trust C Fund and the corresponding Hub Portfolio or Class C shares of each Trust A Fund were capped by the Advisor and did not exceed the percentages listed below.

  Expense Caps

     Touchstone Advisors has agreed to waive or reimburse certain of the Operating Expenses of each Trust C Fund and the corresponding Portfolio and Class C shares of each Trust A Fund (as used herein, "Operating Expenses" includes amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) such that, after such waivers or reimbursements, the aggregate Operating Expenses of each Trust C Fund and the corresponding Portfolio or Class C shares of each Trust A Fund will not exceed on an annual basis the "Total Operating Expenses" listed below (the "Expense Caps"). The Sponsor Agreement may be terminated by the Sponsor at the end of any calendar quarter, or by Trust A or Trust C on not less than 30 days' prior written notice. Touchstone Advisors has advised Trust A and Trust C that it will waive or reimburse expenses under the Sponsor Agreement through December 31, 1999.

     While such waivers or reimbursements continue, a reduction of each Trust A Fund's expenses will benefit Touchstone Advisors to the extent that it reduces the amount that must be waived or reimbursed. See "Interests of Certain Persons in the Reorganization."

     For the fiscal year ended December 31, 1997, with the Expense Caps, "Other Expenses" and "Total Operating Expenses" of each Trust C Fund and its corresponding Portfolio were the following respective percentages of the Fund's average daily net assets: Emerging Growth Fund, 0.45%, 2.25%; International Equity Fund, 0.40%, 2.35%; Growth & Income Fund, 0.25%, 2.05%; Balanced Fund, 0.30%, 2.10%; Income Opportunity Fund, 0.30%, 1.95%; and Bond Fund, 0.10%, 1.65%. For the Value Plus Fund and the corresponding Portfolio for the year ending December 31, 1998, with the Expense Caps, "Other Expenses" and "Total Operating Expenses" will be 0.30%, 2.05%, respectively, of the Fund's projected average daily net assets.

     Example. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; (2) the total operating expense ratio included in "Expense Caps" in footnote 2 above; and (3) redemption at the end of each time period:

EACH TRUST C FUND

SHAREHOLDER               VALUE     EMERGING    INTERNATIONAL    GROWTH &                  INCOME
TRANSACTIONS               PLUS      GROWTH        EQUITY         INCOME     BALANCED    OPPORTUNITY     BOND
EXPENSES                  FUND C     FUND C        FUND C         FUND C      FUND C       FUND C       FUND C
------------              ------    --------    -------------    --------    --------    -----------    ------
1 Year..................   $21        $ 23          $ 24           $ 21        $ 21         $ 20         $ 17
3 Years.................   $64        $ 70          $ 73           $ 64        $ 66         $ 61         $ 52
5 Years.................    --        $120          $126           $110        $113         $105         $ 90
10 Years................    --        $258          $269           $238        $243         $227         $195

CLASS C SHARES OF EACH TRUST A FUND

SHAREHOLDER               VALUE     EMERGING    INTERNATIONAL    GROWTH &                  INCOME
TRANSACTIONS               PLUS      GROWTH        EQUITY         INCOME     BALANCED    OPPORTUNITY     BOND
EXPENSES                  FUND C     FUND C        FUND C         FUND C      FUND C       FUND C       FUND C
------------              ------    --------    -------------    --------    --------    -----------    ------
1 Year..................   $21        $ 23          $ 24           $ 21        $ 21         $ 20         $ 17
3 Years.................   $64        $ 70          $ 73           $ 64        $ 66         $ 61         $ 52
5 Years.................    --        $120          $126           $110        $113         $105         $ 90
10 Years................    --        $258          $269           $238        $243         $227         $195

     The purpose of this table is to assist a shareholder in understanding the various costs and expenses that a shareholder in a Trust C Fund or Class C shares of a Trust A Fund will bear directly or indirectly. This example should not be considered to be a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. Because each Fund makes payments under a distribution and services plan in accordance with Rule 12b-1, a shareholder who holds shares of a Fund for an extended period of time may pay a combination of sales load and 12b-1 fees in excess of the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus, the Trust C Prospectus incorporated by reference herein and the Trust A Prospectus incorporated herein and being delivered herewith. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/ Prospectus, the Trust C Funds' Prospectus and the Trust A Funds' Prospectus.

INTRODUCTION

     Each Trust A Fund and each Trust C Fund currently constitute spokes of a Hub and Spoke(R) mutual fund complex with respect to which the corresponding Hub Portfolio functions as the Hub. In this structure, each Trust A Fund and each Trust C Fund invest all of their investable assets in the corresponding Hub Portfolio, where such assets are managed collectively under the common investment objective of such Trust A Fund and Trust C Fund. This structure requires the maintenance of three separate registered investment companies, which results in duplicate costs and expenses to shareholders.

     The Board of Trustees of Trust C originally anticipated that the Hub & Spoke(R) structure would permit additional spokes to be added to the complex, and that the asset growth attributable to the addition of such spokes would spread the fixed costs of the complex over a broader base of assets and would ultimately result in a reduced expense ratio to shareholders of each Trust C Fund. However, no new spokes have been added, and the Board of Trustees believes that the addition of new spokes in the future is unlikely and any anticipated benefits related to the Hub and Spoke(R) structure are not likely to materialize.

     The Board of Trustees believes that certain duplicate expenses could be eliminated and efficiencies could be gained if this Hub and Spoke(R) structure were collapsed into a single mutual fund, multi-class structure within Trust A, including a class of shares designated as Class C which would have characteristics substantially similar to shares of the Trust C Funds, and a class of shares designated as Class A which would be identical (except in name) to the presently-designated, single class of shares of each Trust A Fund. Trust A would also include a class of shares designated as Class Y which would be offered to institutional investors. There may also be additional Classes of shares.

     The proposed Reorganization consists of a series of steps and procedures which ultimately will result in all of the investable assets of each Hub Portfolio being transferred to the corresponding Trust A Fund (subject to their liabilities), all of the presently outstanding shares of the Trust C Funds being converted into an equal number of the corresponding Trust A Fund's newly-designated Class C shares, and all of the presently outstanding shares of each Trust A Fund being redesignated (but otherwise being unaffected) as each Trust A Fund's Class A shares. The Hub Portfolios Trust and Trust C would then be dissolved.

PROPOSED REORGANIZATION

     The Plan is a contract between Trust A (on behalf of each Trust A Fund) and Trust C (on behalf of each Trust C Fund) which describes the essential terms of the proposed Reorganization. Immediately prior to consummation of the Plan, each of the Trust C Funds and Trust A Funds would withdraw from the Hub Portfolios their respective assets, subject to their liabilities. The Plan provides that each Trust A Fund would then acquire all of the assets, subject to the liabilities, of the corresponding Trust C Fund, in exchange for such Trust A Fund's Class C shares. The number of a Trust A Fund's Class C shares to be issued in the exchange would be equal to the number of shares of each Trust C Fund outstanding at the close of business on the date of consummation of the Reorganization or, if such date is not a business day, then at the close of business on the last business day preceding such closing date (the "Effective Time"). Each Trust A Fund's Class C shares so issued immediately would be distributed pro rata to shareholders of each Trust C Fund. As a result, each shareholder of each Trust C Fund would receive in exchange for such shareholder's shares of such Trust C Fund an equal number of the corresponding Trust A Fund's Class C shares. Following the acquisition of each Trust C Fund's assets by the corresponding Trust A Fund and the distribution to its shareholders of the corresponding Trust A Fund's Class C shares, Trust C would be dissolved.

     Following the Reorganization, the Advisor and relevant Portfolio Advisor(s) would continue to manage the assets transferred to each Trust A Fund under the same investment objective as that under which the Advisor and relevant Portfolio Advisor(s) presently manage the assets of each Trust C Fund and each Trust A Fund invested in the Hub Portfolios. Additionally, pursuant to an operating plan adopted by the Board of Trustees of Trust A, income earned on such investments and operating expenses of each Trust A Fund would be allocated between the Classes of shares in substantially the same manner as income and expenses presently are allocated between each Trust C Fund and each Trust A Fund.

COMPARISON OF SHARES OF TRUST C FUNDS TO CLASS C SHARES OF TRUST A FUNDS

     Investment Objective and Policies. The investment objectives, investment program and policies and investment limitations under which the assets of each Trust C Fund presently are managed would not be affected by the proposed Reorganization, except that, rather than investing all of its investable assets in the corresponding Hub Portfolio to be commingled and commonly managed with the assets of other spokes, each Trust A Fund would attempt to achieve its investment objective by engaging an investment adviser to directly manage its assets.

     Investment Management. The investable assets of each Trust C Fund presently are invested in the corresponding Hub Portfolio where they are managed by the Advisor and Portfolio Advisors collectively with the investable assets of the corresponding Trust A Fund. Following the Reorganization, the Advisor and Portfolio Advisors would continue to serve as investment advisers with respect to the assets of each Trust C Fund to be transferred to the corresponding Trust A Funds pursuant to new investment advisory and investment sub-advisory agreements to be entered into by Trust A, on behalf of each Trust A Fund. The new investment advisory and investment sub-advisory agreements would have terms and conditions, including advisory fees provided thereunder, substantively identical to the terms and conditions of the current investment advisory and investment sub-advisory agreements.

     Administrative Services. Investors Bank presently serves as Administrator and Fund Accounting Agent for each Trust C Fund and each Trust A Fund, and also serves as Administrator, Fund Accounting Agent, Custodian, Transfer Agent and Dividend Paying Agent for the Hub Portfolios. State Street Bank and Trust Company presently serves as Transfer Agent and Dividend Paying Agent for each Trust C Fund and each Trust A Fund. It is anticipated that, following the Reorganization, Investors Bank would continue to serve as Administrator and Fund Accounting Agent and that State Street Bank and Trust Company would continue to act as Transfer Agent and Dividend Paying Agent, with respect to each Class of each Trust A Fund.

     It is anticipated that the fees to be paid by Trust A for the services described in the preceding paragraph would be the same or lower than the aggregate amount currently being paid with respect to Trust A, Trust C and the Hub Portfolios.

     Purchases and Redemptions. Following the Reorganization, investors (including current shareholders of each Trust C Fund who receive Class C shares of each Trust A Fund in the Reorganization) would be able to purchase and redeem shares in substantially the same manner and subject to the same conditions as shares of each Trust C Fund presently are purchased and redeemed. For a summary of the procedures and conditions applicable to purchases and redemptions of shares of each Trust A Fund, see the Trust A Funds' Prospectus that accompanies this Proxy Statement/Prospectus.

     Capital Structure. Class C shares of each Trust A Fund will represent a class of a multi-class series of shares separately designated within the shares of beneficial interest of a Massachusetts business trust. Shares of each Trust C Fund represent shares of a separately designated series of a Massachusetts business trust. This distinction, together with the elimination of the two-tiered Hub and Spoke(R) structure, results in very minor differences in voting rights and other rights and privileges between Class C shares of each Trust A Fund and shares of each Trust C Fund. These differences are described in more detail in the section of this Proxy Statement/Prospectus captioned "The Proposed Reorganization -- Description of Class C Shares of each Trust A Fund."

TAX CONSEQUENCES

     It is a condition to the consummation of the transactions described in the Plan that each of Trust C and Trust A must have obtained an opinion of Frost & Jacobs LLP, legal counsel to Trust C and Trust A, to the effect that the Reorganization will constitute a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by any Trust C Fund, any Trust A Fund or their respective shareholders. See "The Proposed Reorganization -- Tax Considerations."

                                  RISK FACTORS

     Investment in Class C shares of each Trust A Fund involves certain risks, which are the same as risks associated with shareholders current investment in shares of each Trust C Fund. See the Trust C Funds' Prospectus or the Trust A Funds' Prospectus for a description of various risks associated with the investment strategies of each Trust C Fund and each Trust A Fund.

                          THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/ Prospectus. Unless otherwise defined herein, defined terms used in this section shall have the meaning assigned in the Plan.

     Immediately prior to consummation of the Plan, each Trust C Fund and each Trust A Fund would withdraw their respective investable assets, subject to their liabilities, from the corresponding Hub Portfolio. The Plan contemplates that shares of the presently-designated single class of shares of each Trust A Fund outstanding immediately prior to the Reorganization automatically would be redesignated (but otherwise unaffected) as Class A shares of each such Trust A Fund as of the Effective Time of the Reorganization.

     The Plan further contemplates that each Trust C Fund concurrently would transfer all of its assets, subject to its liabilities, to the corresponding Trust A Fund in exchange solely for newly-designated Class C shares of such Trust A Fund. The Class C shares of such Trust A Fund would be deemed to be distributed immediately on a pro rata basis to the shareholders of the corresponding Trust C Fund. It is presently anticipated that the Effective Time of the Reorganization will be the close of business on December 31, 1998 (the last business day of 1998), provided all conditions of the Plan are fulfilled or waived. The date of the Effective Time may be extended to a later date by the Board of Trustees of Trust C and/or the Board of Trustees of Trust A.

     The assets of each Trust C Fund to be acquired by each Trust A Fund would include all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, and other property owned by each Trust C Fund and any deferred or prepaid expenses shown as an asset on the books of each Trust C Fund at the Effective Time, all of which are consistent with the investment limitations of the corresponding Trust A Fund. Each Trust A Fund would assume from each Trust C Fund all liabilities, expenses, costs, charges and reserves of the corresponding Trust C Fund of whatever kind or nature, provided that each Trust C Fund utilizes its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Effective Time. In exchange for all of the assets and liabilities of each Trust C Fund, the corresponding Trust A Fund would deliver to shareholders of each Trust C Fund Class C shares. The assets and liabilities of each Trust C Fund so transferred to and assumed by the corresponding Trust A Fund would be allocated to the Class C shares of each Trust A Fund issued to shareholders of each Trust C Fund in exchange for their shares of each Trust C Fund.

     The value of each Trust C Fund's assets and liabilities to be acquired by the corresponding Trust A Fund would be determined as of the Effective Time in accordance with the policies and procedures set forth in the Trust A Fund's Prospectus. The number of Class C shares of each Trust A Fund to be issued in exchange for the net assets of each Trust C Fund would be equal to the number of shares of each Trust C Fund outstanding as of the Effective Time. Accordingly, shares of each Trust C Fund held immediately prior to the Effective Time would be converted into an equal number of Class C shares of the corresponding Trust A Fund.

     As soon as practicable after the Closing Date, each Trust C Fund would liquidate and distribute pro rata to its shareholders of record the Class C shares of the corresponding Trust A Fund received by such Trust C Fund. Such liquidation and distribution would be accomplished by opening accounts on the books of Trust A in the names of shareholders of each Trust C Fund and by transferring the Class C shares of each Trust A Fund credited to the account of each Trust C Fund on the books of Trust A. Each account opened would represent the number of Class C shares of the corresponding Trust A Fund equal to the number of shares of each Trust C Fund held by such shareholder as of the Effective Time. Fractional Class C shares of each Trust A Fund would be rounded to the nearest thousandth of a share.

     Any transfer taxes payable upon issuance of the Class C shares of each Trust A Fund in a name other than the name of the registered holder of the shares on the books of each Trust C Fund as of that time must be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Trust C with respect to each Trust C Fund would continue to be the responsibility of Trust C up to and including the Effective Time and such later date on which each Trust C Fund is liquidated and Trust C is dissolved.

     Conditions to the closing of the Reorganization include a condition that each of Trust C and Trust A must receive an opinion from Frost & Jacobs LLP regarding certain tax aspects of the Reorganization. See "The Proposed Reorganization -- Tax Considerations." Also, Trust C and Trust A have requested that the Office of the Chief Counsel of the Commission's Division of Investment Management informally respond with interpretive guidance regarding certain technical and legal issues that the Reorganization potentially raises under the provisions of the 1940 Act and the Rules promulgated thereunder. If the staff of the SEC has not responded favorably to that request the closing of the Reorganization may be postponed until such time as Trust C and Trust A receive a favorable response or the issues are otherwise resolved to the mutual satisfaction of Trust A and Trust C.

     The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of each Trust C Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Special Meeting which would detrimentally affect the value of the Class C shares of each Trust A Fund to be distributed.

     The costs of the Reorganization, including legal, accounting and other professional fees and the cost of soliciting proxies for the Special Meeting (consisting principally of printing and mailing expenses), together with the cost of any supplementary solicitation, will be borne by the Advisor and/or its affiliates. [The total estimated costs for the proposed Reorganization are
approximately $          .]

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of Trust C, including all of the non-interested Trustees, has unanimously determined that the interests of the existing shareholders of each Trust C Fund will not be diluted as a result of the proposed transaction, and that the proposed transaction is in the best interests of each Trust C Fund.

     The Board of Trustees based its decision to recommend the Reorganization on an inquiry into a number of factors, including the following:

          1. The identity of the objectives, policies and restrictions of each Trust A Fund with those of the corresponding Trust C Fund;

          2. The cost savings that potentially may be achieved by collapsing the Hub and Spoke(R) structure into a single, multi-class mutual fund structure through the elimination of duplicate expenses;

          3. The reduced expense ratio that potentially may result from the Reorganization;

          4. The likelihood that a simplified structure would be more attractive to prospective investors, and the greater likelihood of asset growth as a result of such more attractive structure;

          5.  The tax-free nature of the Reorganization; and

          6.  Alternative options to the Reorganization.

     There are certain duplicate costs associated with maintaining the Hub and Spoke(R) structure, which requires maintaining three separate investment companies. Among others, these include SEC and state registration fees associated with three separate entities, franchise and qualification fees associated with three separate business entities, three separate audit fees, and legal costs associated with maintaining three separate business entities. In addition, the Board of Trustees believes that a simplified multi-class structure will make investment in each Trust A Fund's Class A and Class C shares more attractive to investors, and will increase the opportunity of future asset growth. Any such asset growth potentially will enable the shareholders of Trust A (including those that were formerly shareholders of each Trust C Fund) to obtain economies of scale by spreading certain expenses over a larger asset base and by potentially reaching asset breakpoints in the rate of investment advisory or other fees. There can be no assurance, however, that such asset growth, economies of scale or a lower overall expense ratio will be attained.

DESCRIPTION OF SHARES OF CLASS C SHARES OF EACH TRUST A FUND

     For a description of shares of each Trust C Fund, refer to the Trust C Funds' Prospectus.

     Trust A consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. The shares of Trust A presently are divided into eight series, including the Trust A Funds. Presently, each Trust A Fund consists of a single class of shares. However, Trust A's Board of Trustees has adopted resolutions and a related operating plan that, effective at the Effective Time, will: (a) redesignate (without affecting the rights and privileges) shares of each Trust A Fund (including each share outstanding as of the Effective Time) as Class A shares; and (b) designate a new Class of shares of each Trust A Fund as Class C shares. The Board of Trustees of Trust A may authorize the issuance of additional series of shares (funds), and/or additional classes within any such series.

     Each share of each series of Trust A (including each share of each Class of each Trust A Fund) is entitled to one vote on each matter presented to shareholders of that series. For matters that affect all Classes of a Trust A Fund's shares similarly (such as election of trustees or ratification of accountants), holders of the separate Classes of shares will vote together. On matters that affect the rights and privileges appertaining to the shares of one Class differently from the rights and privileges appertaining to another Class, the shareholders of each Class will vote separately and, in order to be approved with respect to the affected Class, the requisite approval must be obtained from the holders of shares within that Class. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges within the Class as full shares in that Class. Shares do not have cumulative voting rights.

     Each share of each Trust A Fund (including all Classes) is entitled to participate pro rata in any dividends or other distributions declared by the Board of Trust A with respect to that Trust A Fund, and all shares of a Trust A Fund have equal rights in the event of a liquidation of such Trust A Fund. Shares of all Classes of each Trust A Fund are redeemable at net asset value, at the option of the shareholder. Income realized and expenses incurred by a Trust A Fund will be allocated equally among such Trust A Fund's outstanding shares, without regard to Class, except where an expense item is unique to a particular Class. For example, Class C shares will be assessed a higher distribution fee under Trust A's Rule 12b-1 Distribution Plan, than will Class A shares.

     Class C shares of each Trust A Fund will bear a proportionate share of payments made under a distribution and service plan, and will carry a contingent deferred sales charge of 1.00% applicable to redemptions of shares made within one year after the date of their purchase, all in the same manner as is currently the case with regard to shares of each Trust C Fund.

     As a Massachusetts business trust organized on March 11, 1994, Trust A is not required to hold annual shareholder meetings unless required by law or deemed appropriate by the Board of Trustees. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory contract. On matters affecting an individual series (including each Trust A Fund), such as approval of advisory or sub-advisory contracts and changes in fundamental investment policies of that series, a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of Trustees.

TAX CONSIDERATIONS

     It is a condition to the consummation of the Reorganization that each of Trust C and Trust A must receive an opinion from Frost & Jacobs LLP, counsel to Trust C and Trust A, to the effect that, with respect to the Reorganization as it affects each Trust C Fund or each Trust A Fund, as the case may be: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; (ii) no gain or loss will be recognized by any of the Trust C Funds or Trust A Funds upon the transfer of assets of each Trust C Fund in exchange for Class C shares of the corresponding Trust A Fund; (iii) no gain or loss will be recognized by shareholders of any Trust C Fund upon liquidation of such Trust C Fund and the distribution of Class C shares of the corresponding Trust A Fund constructively in exchange for shares of each Trust C Fund; (iv) each Trust A Fund's basis in the assets of the corresponding Trust C Fund received pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Trust C Fund immediately prior to the exchange, and the holding period of those assets in the hands of the Trust A Fund will include the holding period of each Trust C Fund; (v) the basis of Class C shares of a Trust A Fund received by each shareholder of the corresponding Trust C Fund pursuant to the Reorganization will be the same as the shareholder's basis in shares of the Trust C Fund held by such shareholder immediately prior to the exchange; and (vi) the holding period of Class C shares of each Trust A Fund received by each shareholder of the corresponding Trust C Fund pursuant to the Reorganization will include the shareholder's holding period of shares of the Trust C Fund held immediately prior to the exchange, provided that the latter shares were held as capital assets on the date of the Reorganization.

     Nor will the withdrawal by Trust A or Trust C of their respective assets from the Hub Portfolios result in any adverse tax consequences to any Trust C Fund or its shareholders. When Trust A and Trust C withdraw their respective assets from the Hub Portfolios, each Hub Portfolio will effect the withdrawals as redemptions in kind of each Trust C Fund's and each Trust A Fund's ownership interests in the Hub Portfolio. The Hub Portfolios' disposition of the portfolio securities in effectuating such redemptions in kind will result in the Hub Portfolios realizing previously unrealized capital gains or losses (if any) associated with such portfolio securities. Such capital gains and losses will be allocated to each Trust C Fund and each Trust A Fund in proportion to their ownership interests in the Hub Portfolio.

CAPITALIZATION

     The following tables shows the capitalization of each Trust C Fund as of June 30, 1998, and the pro forma capitalization attributable to Class C shares of each Trust A Fund as of that date, giving effect to the Reorganization.

EACH TRUST C FUND

                               VALUE    EMERGING   INTERNATIONAL   GROWTH &                INCOME
                               PLUS      GROWTH       EQUITY        INCOME    BALANCED   OPPORTUNITY    BOND
                               FUND       FUND         FUND          FUND       FUND        FUND        FUND
                              -------   --------   -------------   --------   --------   -----------   -------
Net Assets (in thousands)...  $         $             $            $          $            $           $
Net Asset Value Per Share...  $         $             $            $          $            $           $
Shares Outstanding (in
  thousands)................

CLASS C SHARES OF EACH TRUST A FUND

                               VALUE    EMERGING   INTERNATIONAL   GROWTH &                INCOME
                               PLUS      GROWTH       EQUITY        INCOME    BALANCED   OPPORTUNITY    BOND
                               FUND       FUND         FUND          FUND       FUND        FUND        FUND
                              -------   --------   -------------   --------   --------   -----------   -------
Net Assets (in thousands)...  $         $             $            $          $            $           $
Net Asset Value Per Share...  $         $             $            $          $            $           $
Shares Outstanding (in
  thousands)................

                                 MISCELLANEOUS

PRINCIPAL SHAREHOLDERS

     As of the Record Date, the following shareholders owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of each Trust C Fund:

                                   [TO COME]

     After the Reorganization, these shareholders will own a percentage of the Class C Shares of the corresponding Trust A Fund equal to the percentage of the Trust C Fund shares owned by such shareholder immediately prior to the Reorganization.

     To the knowledge of management, no other person owns of record or beneficially 5% or more of the outstanding securities of any Trust C Fund as of the Record Date. The Trustees and officers of Trust C as a group owned less than 1% of the outstanding securities of each Trust C Fund as of the Record Date.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in Trust C, Trust A, any Trust C Fund or any Trust A Fund, nor does any such expert or counsel have any substantial interest in the Reorganization or any other transaction described in this Proxy Statement/Prospectus.

COSTS OF SOLICITATION

     In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of Trust C and by officers and employees of the Advisor or its affiliates, personally or by telephone, without special compensation.

     To more efficiently handle this proxy solicitation, the Advisor has hired to act as a proxy solicitor at a cost of approximately
$          . They might be calling you during the solicitation process to answer your questions or concerns about the voting process and to assist you with your vote.

     The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by the Advisor and/or its affiliates as described under the section of this Proxy Statement/Prospectus captioned "The Proposed Reorganization -- Plan of Reorganization and Liquidation."

SHAREHOLDER MEETINGS

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to Trust C.

SHAREHOLDER INQUIRIES

     In addition to the Class C shares, each Trust A Fund also will offer shares of its Class A shares to the public. Class A shares of each Trust A Fund will have a different distribution system and expense structure than Class C shares, and accordingly performance of the Class A shares will vary from that of the Class C shares. Holders of Class C shares of a Trust A Fund who would like to obtain information regarding Class A shares, or who have any other questions or inquiries regarding their investment, should direct their questions and inquiries to Trust A.

                                                                       EXHIBIT A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     This Agreement and Plan of Reorganization and Liquidation (the "Plan") is
made as of this      day of             , 1998, by and between Select Advisors
Trust A ("Trust A") on behalf of the seven of its eight separate portfolios which are the subject of this Plan and are set forth below (hereinafter, collectively the "Acquiring Funds" or individually an "Acquiring Fund"), and Select Advisors Trust C ("Trust C") on behalf of all seven of its separate portfolios of securities, all of which are the subject of this Plan and are set forth below (hereinafter, collectively the "Acquired Funds" or individually an "Acquired Fund").

     This Plan governs the proposed issuance of shares of each Acquiring Fund in exchange for all of the assets and liabilities of the specific Acquired Fund set forth opposite the name of that Acquiring Fund in the table below.

          ACQUIRING FUNDS OF TRUST A                     ACQUIRED FUNDS OF TRUST C
          --------------------------                     -------------------------
      Touchstone Emerging Growth Fund A              Touchstone Emerging Growth Fund C
    Touchstone International Equity Fund A         Touchstone International Equity Fund C
     Touchstone Income Opportunity Fund A           Touchstone Income Opportunity Fund C
         Touchstone Value Plus Fund A                   Touchstone Value Plus Fund C
      Touchstone Growth & Income Fund A              Touchstone Growth & Income Fund C
          Touchstone Balanced Fund A                     Touchstone Balanced Fund C
            Touchstone Bond Fund A                         Touchstone Bond Fund C

     This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). A reorganization (each a "Reorganization") will comprise the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for such corresponding Acquiring Fund's Class C shares and the assumption by the Acquiring Fund of certain liabilities of the corresponding Acquired Fund, and the constructive distribution after the Closing Date (as hereinafter defined) of such Class C shares to the shareholders of the corresponding Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

     WHEREAS, Trust A and Trust C are each (a) a Massachusetts business Trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and (b) registered as an open-end series investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and each Acquired Fund owns securities which generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

     WHEREAS, effective as of the Closing Date, the shares of beneficial interest of each Acquiring Fund will be divided into three separate classes, designated as Class A shares of beneficial interest ("Class A"), Class C shares of beneficial interest ("Class C") and Class Y shares of beneficial interest ("Class Y"); and

     WHEREAS, the Board of Trustees of Trust C has determined that the exchange of all of the assets of each Acquired Fund for Class C shares of the corresponding Acquiring Fund and the assumption of the liabilities of such Acquired Fund by the corresponding Acquiring Fund is in the best interests of each Acquired Fund's Shareholders (as defined below) and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of this transaction; and

     WHEREAS, the execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Trust A and Trust C, respectively, and this Plan constitutes a valid and binding obligation of each of the parties hereto enforceable in accordance with its terms, subject to the requisite approval of the shareholders of each Acquired Fund.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. REDESIGNATION OF PRESENTLY OUTSTANDING SHARES OF EACH ACQUIRING FUND AS SHARES OF SUCH ACQUIRING FUND'S CLASS A SHARES

     1.1  Redesignation.  Effective as of the "Effective Time" (as defined in
Article 4 of this Plan), each share of each Acquiring Fund's presently designated single class of shares then issued and outstanding automatically will be redesignated (without otherwise affecting the rights and privileges appertaining thereto) as a share of each Acquiring Fund's Class A shares without any action on the part of the holder thereof, and will represent a pro rata interest (taken together with outstanding shares of each Acquiring Fund's Class C and Class Y shares without regard to Class) in the assets and liabilities of each Acquiring Fund. Notwithstanding this change in designation, the rights and privileges of outstanding shares of each Acquiring Fund's presently-designated single class of shares will remain the same.

     1.2 Transfer Agent's Records. Ownership of shares of each Acquiring Fund's Class A shares will be shown on the books of Trust A's transfer agent. Shares of each Acquiring Fund's Class A shares will be issued in the manner described in the then-effective Prospectus and Statement of Additional Information of Trust A relating to the Class A shares of each Acquiring Fund.

2. TRANSFER OF ASSETS AND LIABILITIES OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR SUCH CORRESPONDING ACQUIRING FUND'S CLASS C SHARES; LIQUIDATION OF THE ACQUIRED FUNDS

     2.1 Transfer and Exchange of Assets for Shares. Subject to the requisite approval of the shareholders of each Acquired Fund and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each of the Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C series of Trust C shall transfer to each of Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A series of Trust A, respectively, and each of Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A series of Trust A shall acquire from each of the Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C series of Trust C, respectively, as of the Closing Date, all of the Assets (as hereinafter defined) (i) of the Touchstone Emerging Growth Fund C in exchange for that number of Class C shares of Touchstone Emerging Growth Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone Emerging Growth Fund A of the Liabilities (as hereinafter defined) of the Touchstone Emerging Growth Fund C, (ii) of the Touchstone International Equity Fund C in exchange for that number of Class C shares of Touchstone International Equity Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone International Equity Fund A of the Liabilities of the Touchstone International Equity Fund C, (iii) of the Touchstone Income Opportunity Fund C in exchange for that number of Class C shares of Touchstone Income Opportunity Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone Income Opportunity Fund A of the Liabilities of the Touchstone Income Opportunity Fund C, (iv) of the Touchstone Value Plus Fund C in exchange for that number of Class C shares of Touchstone Value Plus Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone Value Plus Fund A of the Liabilities of the Touchstone Value Plus Fund C, (v) of the Touchstone Growth & Income Fund C in exchange for that number of Class C shares of Touchstone Growth & Income Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone Growth & Income Fund A of the Liabilities of the Touchstone Growth & Income Fund C, (vi) of the Touchstone Balanced Fund C in exchange for that number of Class C shares of Touchstone Balanced Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by

Touchstone Balanced Fund A of the Liabilities of the Touchstone Balanced Fund C, and (vii) of the Touchstone Bond Fund C in exchange for that number of Class C shares of Touchstone Bond Fund A determined in accordance with paragraph 3.2 hereof, and the assumption by Touchstone Bond Fund A of the Liabilities of the Touchstone Bond Fund C. Such transactions shall take place at the closing provided for in Article 4 of this Plan (the "Closing").

     Trust C will (i) pay or cause to be paid to Trust A any interest received on or after the Closing Date with respect to the Assets of each Acquired Fund and (ii) transfer to Trust A any distributions, rights, stock dividends or other property received by Trust C after the Closing Date as distributions on or with respect to the Assets of each Acquired Fund. Any such interest, distributions, rights, stock dividends or other property so paid or transferred or received directly by Trust A shall be allocated by Trust A to the account of the Acquiring Fund that acquired the Assets to which such property relates.

     2.2 Description of Assets to be Acquired. The assets of each Acquired Fund to be acquired by each Acquiring Fund shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, and other property owned by each Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of each Acquired Fund at the Effective Time (the "Assets").

     2.3 Liabilities to be Assumed. Each Acquiring Fund shall assume from the corresponding Acquired Fund all liabilities, expenses, costs, charges and reserves of such Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Plan; provided, however, that it is understood and agreed by the parties hereto that each Acquired Fund will utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Effective Time. Any such liabilities and obligations of an Acquired Fund assumed by an Acquiring Fund shall be allocated to the shares of such Acquiring Fund's Class C shares issued to each Acquired Fund pursuant to this Plan.

     2.4 Liquidation of Each Acquired Fund. As provided in Section 4.3 of this Plan, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), Trust C will effect the termination and liquidation of each Acquired Fund in the manner provided in its Declaration of Trust and in accordance with applicable law. On the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Acquired Fund's Shareholders"), each Acquiring Fund's Class C shares received by such Acquired Fund pursuant to
Section 2.1 in exchange for each such shareholder's interest in each Acquired Fund evidenced by such shareholder's shares of beneficial interest in each Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of each Acquiring Fund in the names of each Acquired Fund's Shareholders and transferring the shares credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund. Each account opened shall represent the respective pro rata number of shares of each Acquiring Fund's Class C shares due each Acquired Fund Shareholder. Fractional shares of each Acquiring Fund's Class C shares shall be rounded to the nearest thousandth of one share. All issued and outstanding shares of each Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund.

     2.5 No Issuance of Certificates. None of the Acquiring Funds will issue certificates representing its Class C shares issued in connection with the exchange described in paragraph 2.1 hereof.

     2.6 Transfer Agent's Records. Ownership of each Acquiring Fund's Class C shares will be shown on the books of Trust A's transfer agent. Each Acquiring Fund's Class C shares will be issued in the manner described in the then-effective Prospectus and Statement of Additional Information of Trust A relating to the Class C shares of each Acquiring Fund.

     2.7 Transfer Taxes. Any transfer taxes payable upon the issuance of shares of each Acquiring Fund's Class C shares in a name other than the registered holder of the shares on the books of each Acquired Fund as of the time of issuance shall be paid by the person to whom such shares are to be issued as a condition of such transfer.

     2.8 Reporting Responsibilities of each Acquired Fund. Any reporting obligations relating to an Acquired Fund are and shall remain the responsibility of Trust C up to and including the Closing Date and such later date on which each Acquired Fund is liquidated and Trust C is dissolved.

     2.9 Operating Plan. From and after the Closing Date, the rights and privileges of the Class A, Class C and Class Y shares shall be determined under the provisions of Massachusetts law, Trust A's Declaration of Trust, as amended from time to time, Trust A's Bylaws and the operating plan adopted by Trust A's Board of Trustees which establishes policies and procedures for allocating income and expenses between each Acquiring Fund's Class A shares, Class C shares and Class Y shares, which further defines the relative voting rights of the Classes and which otherwise delineates the relative rights, privileges and liabilities of shares of the Classes.

3.  VALUATION

     3.1 Net Asset Value of each Acquired Fund. The value of the net assets to be acquired by each Acquiring Fund hereunder shall be the value of the Assets of the corresponding Acquired Fund, less the Liabilities of such Acquired Fund, and shall be computed at the time and in the manner set forth in Trust A's then-current Prospectus and Statement of Additional Information on December 31, 1998 (such time and date being hereinafter called the "Valuation Date").

     3.2 Exchange Ratio. The number of shares of each Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Assets of each Acquired Fund and the assumption of its Liabilities shall be equivalent to the number of shares of the Acquired Fund outstanding as of the close of business on the Valuation Date.

     3.3 Documentation. All computations of value shall be made by Investors Bank & Trust Company, in accordance with its regular practice as pricing agent for Trust A. In addition, Trust C shall furnish to Trust A within 60 days of the Closing Date a statement of each Acquired Fund's assets and liabilities as of the Effective Time, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Treasurer of Trust C. In addition, Trust C shall supply to Trust A, in such form as is reasonably satisfactory to Trust A, a statement of earnings and profits of each Acquired Fund for federal income tax purposes which may be carried over to each Acquiring Fund's Class C shares as a result of
Section 381 of the Code. This statement shall be provided within 180 days of the Closing Date.

4.  CLOSING AND CLOSING DATE

     4.1 Establishment of Closing Date; Description of Closing. The "Closing Date" shall be the next full business day following the Valuation Date (December 31, 1998), or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the last business day immediately preceding the Closing (the "Effective Time"), unless otherwise provided. The Closing shall be held on the Closing Date at 9:00 a.m., Central Time, at the principal offices of Frost & Jacobs LLP, or such other time and/or place as the parties may agree.

     4.2 Deliveries by Transfer Agent. Investors Bank & Trust Company, as custodian for Trust C and for each portfolio of Select Advisors Portfolios, shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Acquired Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to Trust A on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of portfolio securities.

     4.3 Closing of New York Stock Exchange. In the event that on the Valuation Date: (a) the New York Stock Exchange is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere is disrupted so that accurate appraisal of the value of the total net assets of each Acquired Fund is impracticable, then the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     4.4 List of each Acquired Fund's Shareholders. Trust C shall deliver at the Closing a list of names and addresses of the shareholders of each Acquired Fund and the number and percentage ownership of outstanding shares owned by each such shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Trust C. Trust A shall issue and deliver to said Secretary or Assistant Secretary of Trust C a confirmation evidencing each Acquiring Fund's Class C shares to be credited to the corresponding Acquired Fund on the [Liquidation Date], or provide other evidence satisfactory to Trust C that such Acquiring Fund's Class C shares have been credited to the account of the corresponding Acquired Fund on the records of Trust A's transfer agent maintained with respect to each Acquiring Fund's Class C shares. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other transfer documents as such other party may reasonably request.

5.  REPRESENTATIONS AND WARRANTIES.

     5.1 Trust C, on behalf of each Acquired Fund, represents and warrants to Trust A, on behalf of each Acquiring Fund, as follows:

          (a) Trust C is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) Trust C is registered as an investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect;

          (c) The current prospectus and statement of additional information of Trust C relating to the Acquired Funds conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Trust C is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws, as each may have been amended to the date hereof, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust C is a party or by which it is bound;

          (e) Trust C has no material contracts or other commitments (other than this Agreement) which, if terminated prior to the Closing Date, would result in an additional liability of any of the Acquired Funds;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Trust C or any Acquired Fund or any of their respective properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. Trust C knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially or adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) At the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Trust C's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For each fiscal year of its operation, each of the Acquired Funds has (i) met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and (ii) been treated as a separate corporation for federal income tax purposes pursuant to section 851(h) of the Code, and each of the Acquired Funds intends to be so treated as a separate corporation and meet such qualification requirements for its current taxable year;

          (i) All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof (recognizing that, under Massachusetts law, each Acquired Fund's Shareholders could, under certain circumstances, be held personally liable for obligations of the respective Acquired Fund);

          (j) At the Closing Date, Trust C, on behalf of the Acquired Funds, will have good and marketable title to the Assets to be transferred to the Acquiring Funds pursuant hereto and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder and, upon delivery and payment for such Assets, the Acquiring Funds will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

          (k) The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust C's Board of Trustees, and on the date hereof and on the Closing Date this Agreement will constitute a valid and binding obligation of Trust C on behalf of each respective Acquired Fund enforceable against Trust C in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

          (l) On the Closing Date, the performance of this Agreement shall have been duly authorized by all necessary action by the shareholders of each Acquired Fund.

     5.2 Trust A, on behalf of each Acquiring Fund, represents and warrants to Trust C, on behalf of each Acquired Fund, as follows:

          (a) Trust A is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) Trust A is registered as an investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

          (c) The current prospectus and statement of additional information of Trust A relating to the Acquiring Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Trust A is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws, as each may have been amended to the date hereof, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust A is a party or by which it is bound;

          (e) Trust A has no material contracts or other commitments (other than this Agreement) which, if terminated prior to the Closing Date, would result in an additional liability of any of the Acquiring Funds;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Trust A or any Acquiring Fund or any of their respective properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. Trust A knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially or adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) At the Closing Date, all federal and other tax returns and reports of the Acquiring Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Trust A's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For each fiscal year of its operation, each of the Acquiring Funds has (i) met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and (ii) been treated as a separate corporation for federal income tax purposes pursuant to section 851(h) of the Code, and each of the Acquiring Funds intends to be so treated as a separate corporation and meet such qualification requirements for its current taxable year;

          (i) All issued and outstanding shares of each Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof (recognizing that, under Massachusetts law, each Acquired Fund's Shareholders could, under certain circumstances, be held personally liable for obligations of the respective Acquiring Fund);

          (k) The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust A's Board of Trustees, and on the date hereof and on the Closing Date this Agreement will constitute a valid and binding obligation of Trust A on behalf of each respective Acquiring Fund enforceable against Trust A in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

     The obligations of Trust A hereunder and the obligations of Trust C hereunder are subject to the conditions that on or before the Closing Date:

     6.1 Representations and Warranties. All representations and warranties of each of Trust A and Trust C set forth herein shall be true and correct in all material respects as of the date hereof and, except as may be affected by the transactions contemplated by this Plan, as of the Effective Time with the same force and effect as if made on and as of the Effective Time.

     6.2 Approval of Plan by Shareholders of Each Acquired Fund. This Plan and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of the law of business trusts of the Commonwealth of Massachusetts, the provisions of the 1940 Act and the provisions of Trust A's Declaration of Trust and Bylaws;

     6.3 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby;

     6.4 Consents and Approvals. (a) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust A or Trust C to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquired Fund or any Acquiring Fund, provided that either party hereto may for itself waive any of such conditions; and

     (b) The Board of Trustees of Trust A and Trust C shall have approved the terms of the Reorganization and this Plan and shall have determined that (i) participation by Trust A and Trust C, respectively, in the Reorganization is in the best interests of the shareholders of such Trust, (ii) the interests of existing shareholders of each of Trust A and Trust C, respectively, will not be diluted as a result of the Reorganization,

(iii) the terms of the Reorganization, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person, (iv) the Reorganization is consistent with the policies of Trust A and Trust C, respectively, as recited in its respective registration statement and reports filed under the 1940 Act, and (v) the Reorganization is consistent with the general purposes of the 1940 Act.

     6.5 Effectiveness of Registration Statement on Form N-14; No-Action Relief. A Registration Statement on Form N-14 relating to the shares of each Acquiring Fund's Class C shares issuable hereunder, including the combined Proxy Statement of each Acquired Fund and the Prospectus of Trust A (relating to the shares of each Acquiring Fund's Class C shares issuable pursuant to the terms of this Plan) constituting a part thereof, shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Additionally, Trust A and Trust C shall have received a favorable written response to the no-action request originally submitted to the Office of the Chief Counsel of the Commission's Division of Investment Management under a letter by Frost & Jacobs LLP of June 25, 1998, as may be resubmitted (the "No-Action Request"), or the issues raised in the No-Action Request shall have otherwise been resolved to the mutual satisfaction of the parties.

     6.6 Tax Opinions. Each of Trust A and Trust C shall have obtained an opinion of Frost & Jacobs LLP, legal counsel to Trust A and Trust C, in form and substance reasonably satisfactory to their respective Boards, to the effect that:

          (a) The transfer of all of an Acquired Fund's Assets solely in exchange for the corresponding Acquiring Fund's Class C shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, and the distribution of such Shares to the shareholders of the Acquired Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized by an Acquired Fund upon the transfer of the Acquired Fund's Assets to the corresponding Acquiring Fund in exchange for the Acquiring Fund's Class C shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's Class C shares to the Acquired Fund's Shareholders in exchange for their shares of the Acquired Fund;

          (c) The tax basis of each Acquired Fund's Assets acquired by an Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the Assets of each Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

          (d) No gain or loss will be recognized by an Acquiring Fund upon the receipt of the Assets of an Acquired Fund solely in exchange for the Acquiring Fund's Class C shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

          (e) No gain or loss will be recognized by shareholders of any Acquired Fund upon the distribution of the corresponding Acquiring Fund's Class C shares to such shareholders, provided such shareholders receive solely such corresponding Acquiring Fund's Class C shares (including fractional shares) in exchange for their Acquired Fund shares; and

          (f) The aggregate tax basis for the Acquiring Fund's Class C shares, including any fractional shares, received by each shareholder of each Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund's shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund's Class C shares, including any fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund's shares exchanged therefor were held by such shareholder (provided that the Acquired Fund's shares were held as a capital asset on the date of the Reorganization).

7.  EXPENSES

     The expenses incurred in connection with the entering into and carrying out the provisions of this Plan will be borne and paid by Touchstone Advisors, Inc., and not by each Acquiring Fund or each Acquired Fund.

8.  TERMINATION

     8.1 Mutual Agreement. This Plan may be terminated by the mutual agreement of Trust A and Trust C.

     8.2 Material Breach. In addition, either Trust A or Trust C may, at its option, terminate this Plan at or prior to the Closing Date on account of a material breach by the other of any agreement contained herein to be performed by such other party at or prior to the Closing Date.

     8.3 Failure of Condition Precedent. In addition, either Trust A or Trust C may, at its option, terminate this Plan at or prior to the Closing Date on account of a condition herein expressed to be precedent to the obligation of such party which has not been met and which appears cannot reasonably, or will not, be met.

     8.4 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of Trust A or Trust C or their respective Trustees or officers.

9.  AMENDMENT

     This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto; provided, however, that following the meeting of the shareholders of each Acquired Fund described in
Section 6.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of shares of each Acquiring Fund's Class C shares to be issued to an Acquired Fund's Shareholders under this Plan to the detriment of such shareholders without their further approval.

10.  MISCELLANEOUS

     10.1 Headings. The section headings contained in this Plan will have reference purposes only and shall not effect in any way the meaning or interpretation of this Plan.

     10.2 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed on its behalf by its duly authorized officer as of the day and year first written above.

                                          SELECT ADVISORS TRUST C
                                          (ON BEHALF OF EACH OF ITS SERIES)

                                          By:
                                            ------------------------------------
                                                Edward J. Harness, President

                                          SELECT ADVISORS TRUST A
                                          (ON BEHALF OF EACH OF ITS SERIES,
                                          EXCEPT TOUCHSTONE STANDBY INCOME FUND)

                                          By:
                                            ------------------------------------
                                                Edward J. Harness, President

                                          TOUCHSTONE ADVISORS, INC.
                                          (SOLELY TO EVIDENCE ITS CONCURRENCE
                                          WITH SECTION 7 HEREOF)

                                          By:
                                            ------------------------------------
                                                Edward J. Harness, President

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                 OCTOBER 1, 1998


        SELECT ADVISORS TRUST C                  SELECT ADVISORS TRUST A
                                         (Class C Shares of Beneficial Interest)

   Touchstone Emerging Growth Fund C        Touchstone Emerging Growth Fund A
Touchstone International Equity Fund C   Touchstone International Equity Fund A
 Touchstone Income Opportunity Fund C     Touchstone Income Opportunity Fund A
     Touchstone Value Plus Fund C             Touchstone Value Plus Fund A
   Touchstone Growth & Income Fund C        Touchstone Growth & Income Fund A
      Touchstone Balanced Fund C               Touchstone Balanced Fund A
        Touchstone Bond Fund C                   Touchstone Bond Fund A

            PROXY STATEMENT                            PROSPECTUS


         The Proxy Statement/Prospectus, dated October 1, 1998, provides the basic information investors should know before voting/investing, and may be obtained upon request and without charge by calling Select Advisors Trust A ("Trust A") at the telephone number listed below. This Reorganization Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of Trust A and should be read in conjunction with the Proxy Statement/Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

         Further information about Select Advisors Trust A ("Trust A") and each series of Trust A (each a "Trust A Fund") is contained in the Statement of Additional Information of Trust A, dated May 1, 1998, as supplemented and the audited financial statements of Trust A contained in its most recent Annual Report dated December 31, 1997, each of which is incorporated herein by reference. Further information about Select Advisors Trust C ("Trust C") and each series of Trust C (each a "Trust C Fund") is contained in the Statement of Additional Information of Trust C, dated May 1, 1998, as supplemented and the audited financial statements of Trust C contained in its most recent Annual Report dated December 31, 1997, each of which is incorporated herein by reference.



                            TOUCHSTONE ADVISORS, INC.
                               INVESTMENT ADVISOR

                           TOUCHSTONE SECURITIES, INC.
                                   DISTRIBUTOR

                 311 Pike Street Cincinnati, Ohio (800) 669-2796

FINANCIAL STATEMENTS

         The pro forma combined statements of assets and liabilities reflects the financial position of each Trust A Fund at December 31, 1997 as though the Reorganization occurred as of that date. The pro forma combined statement of operations reflects the results of operations of Trust A and Trust C for the period ended December 31, 1997 as though the Reorganization occurred at the beginning of the period presented.

                                     PART C

                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

Under Article V, Section 5.3 of the Trust's Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph
(b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security or the

Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in this
Section 5.3, the term "independent legal counsel" means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 16 EXHIBITS:

(1A)     Amended Declaration of Trust of the Trust.(1)

(1B)     Amendment to Amended Declaration of Trust of the Trust.(2)

(2)      Amended By-Laws of the Trust.(1)

(3)      Inapplicable.

(4)      Agreement and Plan of Reorganization and Liquidation.(5)

(5)      Inapplicable

(6A) Investment Advisory Agreement with respect to Touchstone Standby Income Fund.(1)

(6B) Portfolio Advisory Agreement with respect to Touchstone Standby Income Fund.(1)

(7)      Distribution Agreement.(4)

(8)      Inapplicable.

(9)      Custody Agreement.(4)

(10) Distribution and Service Plan pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended.(4)

(11)     Opinion and consent of counsel as to legality.(6)

(12)     Opinion and consent of counsel as to tax matters.(6)

(13)     Inapplicable.

(14)     Inapplicable.

(15)     Inapplicable.

(16)     Inapplicable.

(17A)    Form of Proxy Card.(5)

(17B) Registrant's Registration Statement Part A and Part B relating to the Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A.(3)

(17C) Registration Statement of Select Advisors Trust C ("Trust C") Part A and Part B relating to the Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C.(3)

(17D) Audited Annual Report of Registrant relating to the Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A as of December 31, 1997, is incorporated herein by reference to Registrant's Form N-30D as filed electronically on ________, 1998.

(17E) Unaudited Semi-Annual Report of Registrant relating to the Touchstone Emerging Growth Fund A, Touchstone International Equity Fund A, Touchstone Income Opportunity Fund A, Touchstone Value Plus Fund A, Touchstone Growth & Income Fund A, Touchstone Balanced Fund A and Touchstone Bond Fund A as of June 30, 1998, is incorporated herein by reference to Registrant's Form N-30D as filed electronically on ________, 1998.

(17F) Audited Annual Report of Trust C relating to the Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund C as of December 31, 1997, is incorporated herein by reference to Trust C's Form N-30D as filed electronically on ________, 1998.

(17G) Unaudited Semi-Annual Report of Trust C relating to the Touchstone Emerging Growth Fund C, Touchstone International Equity Fund C, Touchstone Income Opportunity Fund C, Touchstone Value Plus Fund C, Touchstone Growth & Income Fund C, Touchstone Balanced Fund C and Touchstone Bond Fund


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
         C as of June 30, 1998, is incorporated herein by reference to Trust C's Form N-30D as filed electronically on ________, 1998.

(27)     Financial Data Schedules.(5)


 1 Incorporated herein by reference from post-effective amendment No. 2 to the Registration Statement as filed with the SEC on April 29, 1996.

 2 Incorporated herein by reference from post-effective amendment No. 5 to the Registration Statement as filed with the SEC on February 13, 1998.

 3 Incorporated herein by reference from post-effective amendment No. 6 to the Registration Statement as filed with the SEC on April 28, 1998.

 4 Incorporated herein by reference from post-effective amendment No. 7 to the Registration Statement as filed with the SEC on July 30, 1998.

 5  Filed herein.

 6  To be filed by amendment.


ITEM 17. UNDERTAKINGS

(1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


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
                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement (the "Registration Statement") has been signed on behalf of the Registrant by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 2nd day of August, 1998.

                                       SELECT ADVISORS TRUST A


                                       By: /s/ ANDREW S. JOSEF
                                           Andrew S. Josef, Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on August 2, 1998.


SIGNATURE                             TITLE

/s/ EDWARD G. HARNESS, JR.            Trustee, President, Chief
Edward G. Harness, Jr.                Executive Officer and
                                      Chairman of the Board

/s/ WILLIAM J. WILLIAMS               Trustee
William J. Williams

/s/ JOSEPH S. STERN, JR.              Trustee
Joseph S. Stern, Jr.

/s/ PHILLIP R. COX                    Trustee
Phillip R. Cox

/s/ DAVID POLLAK                      Trustee
David Pollak

/s/ ROBERT E. STAUTBERG               Trustee
Robert E. Stautberg

/s/ JAMES J. VANCE                    Treasurer (Principal Financial
James J. Vance                        Officer and Principal Accounting
                                      Officer)


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
                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

(4)               Agreement and Plan of Reorganization and Liquidation.

(17A)             Form of Proxy Card.


                                        9